GRAND PRIX FUNDS, INC.

Supplement to Prospectus Dated February 28, 2005

On December 5, 2005, the Board of Directors of Grand Prix Funds, Inc. determined to close the Grand Prix Fund and the Grand Prix MidCap Fund to new investors, effective immediately.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is December 5, 2005.